UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2007

WORLDWIDE STRATEGIES INCORPORATED
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-129398 (Commission File Number)	41-0946897 (IRS Employer Identification No.)

3801 East Florida Avenue, Suite 400, Denver, Colorado 80210
(Address of principal executive offices) (Zip Code)

(303) 991-5887
Registrant’s telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The disclosure set forth in Item 2.01 of this report is incorporated herein by reference.

Item 2.01               Completion of Acquisition or Disposition of Assets

On July 31, 2007, Worldwide Strategies Incorporated (“WWSG”) closed the share exchange (the “Acquisition”) pursuant to the Share Exchange Agreement (the “Agreement”) that it executed on June 28, 2007 with Centric Rx, Inc., a Nevada corporation (“Centric”) and Jim Crelia, Jeff Crelia, J. Jireh, Inc., a Nevada Corporation, and Canada Pharmacy Express, Ltd., a Canadian corporation (the “Centric Shareholders”).  The Agreement was previously filed on Form 8-K on June 28, 2007 as Exhibit 2.1.

WWSG acquired 100% of the issued and outstanding shares of Centric in exchange for 2,250,000 post-reverse-split shares of WWSG common stock.  WWSG and Centric filed Articles of Exchange Pursuant to NRS 92A.200 effective July 31, 2007.  The Articles of Exchange are furnished herewith as Exhibit 3.1 and are incorporated by reference herein.  Centric is now a wholly-owned subsidiary of WWSG and will operate as a health services and pharmacy solution provider.

As a result of the Acquisition, WWSG acquired a $75,000 debt Centric owes to Canada Pharmacy Express, Ltd., one of the Centric Shareholders.  The debt is an unsecured, interest free obligation that has no due date.  The debt can be settled for cash or for shares of WWSG common stock.

Effective July 31, 2007, WWSG filed a Certificate of Change Pursuant to NRS 78.209, which decreased the number of its authorized shares of common stock from 100,000,000 to 33,333,333 and reduced the number of common shares issued and outstanding immediately prior to the closing to approximately 5,922,869.  The Certificate of Change is furnished herewith as Exhibit 3.2 and incorporated by reference herein.  Pursuant to the Certificate of Change, WWSG shareholders will be deemed to own one share for every three shares of common stock owned as of the record date of July 30, 2007.

WWSG issued 2,250,000 post-reverse-split shares of its common stock on July 31, 2007 to the Centric Shareholders and their assigns.  The shares were issued pursuant to Section 4(2) of the Securities Act of 1933 and Rule 506 promulgated thereunder or Regulation S, as certain shares were issued in “offshore transactions.”

Centric’s primary business will be the distribution of health services and prescription drug discount cards.  WWSG plans to contract with call centers to provide ongoing service and support to organizations and individuals that utilize these cards.  Centric will receive commissions based upon the utilization of these cards.

Centric also owns website software that can be used as an electronic storefront.  Using the software, Centric can offer and sell products and services on a website that can be fulfilled and tracked using the order fulfillment and tracking components of the software.  The website will be able to provide information regarding locations of medical service providers that accept the health services and prescription drug discount cards and other information relevant to the cards.  The software can be used to create individually branded websites for large organizations that wish to offer these cards to their members.

In connection with the Acquisition, WWSG entered into an escrow agreement (the “Escrow Agreement”) whereby one half of the shares that were issued to the Centric Shareholders pursuant to the Agreement were placed in escrow and, pursuant to the terms of, will be released to the Centric Shareholders upon the expiration of six months from the date of closing.  The Escrow Agreement is furnished herewith as Exhibit 10.1 and is incorporated by reference herein.

WWSG also entered into a lock-up and voting trust agreement (the “Lock-up and Voting Trust Agreement”) whereby all recipients of WWSG common stock pursuant to the Agreement have granted an irrevocable proxy to WWSG’s CEO, James Samuels, to vote the shares WWSG common stock that were issued at the closing for the period of one year.  Also, the recipients of WWSG common stock have agreed that they will not sell their shares of WWSG common stock for the period of one year.  The Lock-up and Voting Trust Agreement is furnished herewith as Exhibit 10.2 and is incorporated by reference herein.

Effective as of August 1, 2007, WWSG entered into one-year employment agreements with Jim Crelia, Jack West, and Peter Longbons (the “Employment Agreements”).  Jim Crelia will serve as President of Centric’s operations and will report to WWSG’s president and CEO.  Jack West and Peter Longbons will serve as Vice-Presidents of Sales for Centric and will also report to WWSG’s president and CEO.  The Employment Agreements are furnished herewith as Exhibit 10.3 through 10.5 and are incorporated by reference herein.

WWSG also entered into assignment of intellectual property and indemnification agreements (the “Assignment Agreements”) with Centric’s former directors.  Under the Assignment Agreements, all intellectual property associated with Centric’s business that may have been created by the former directors has been transferred to WWSG in exchange for indemnification against any claim that may be made with respect to the intellectual property.  The Assignment Agreements are furnished herewith as Exhibit 10.6 through 10.9 and are incorporated by reference herein.

This summary description of the agreements mentioned above does not purport to be complete and is qualified in its entirety by reference to the documents that are filed as exhibits hereto.

Upon the closing of the Acquisition, WWSG’s board of directors increased the board of directors by one seat and appointed Gregory Kinney, formerly a director of Centric, to serve as a director of WWSG.  Since April 1997 to the present, Mr. Kinney has served as Vice-President of Operations of Kristel, LP, a privately held organization operating in Illinois.  Kristel designs and manufactures LCD and CRT displays.  From 1984 to 1997, Mr. Kinney worked in a variety of positions with The Bradley Group, American Instruments, Strand Lighting Company, Northrop, and Amistar.  Between 1980 and 1984, Mr. Kinney served in the United States Navy.  Mr. Kinney has received a B.A., M.A., and Ph.D. in Clinical Christian Counseling from International Theological Seminary in Bradenton Florida.

On August 6, 2007, WWSG issued a press release announcing the closing of the Acquisition.  The press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure set forth in Item 2.01 of this report is incorporated herein by reference.

Item 3.02                  Unregistered Sales of Equity Securities

The disclosure set forth in Item 2.01 of this report is incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The disclosure set forth in Item 2.01 of this report is incorporated herein by reference.

Item 5.03                  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The disclosure set forth in Item 2.01 of this report is incorporated herein by reference.

Item 8.01                  Other Events

As of July 31, 2007, the new CUSIP number for the WWSG’s common stock is 98160W 208 and the symbol is “WWSG.”

Item 9.01                  Financial Statements and Exhibits

Regulation S-B Number	Document
3.1	Articles of Exchange Pursuant to NRS 92A.200 effective July 31, 2007
3.2	Certificate of Change Pursuant to NRS 78.209effective July 31, 2007
10.1	Escrow Agreement
10.2	Lock-up and Voting Trust Agreement
10.3	Employment Agreement with Jim Crelia dated August 1, 2007
10.4	Employment Agreement with Jack West dated August 1, 2007
10.5	Employment Agreement with Peter Longbons dated August 1, 2007
10.6	Assignment of Intellectual Property and Indemnification Agreement with Jeff Crelia dated July 31, 2007
10.7	Assignment of Intellectual Property and Indemnification Agreement with Gregory Kinney dated July 31, 2007
10.8	Assignment of Intellectual Property and Indemnification Agreement with Rick Brugger dated July 31, 2007
10.9	Assignment of Intellectual Property and Indemnification Agreement with Todd Hicks dated July 31, 2007
99.1	Press Release dated August 6, 2007
99.2	Audited financial statements of Centric Rx, Inc. for the periods ending June 30, 2007, and December 31, 2006 and 2005*
99.3	Pro forma combined financial statements*

*to be filed by amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDWIDE STRATEGIES INCORPORATED

August 6, 2007	By:	/s/ James P.R. Samuels
James P.R. Samuels
Chief Executive Officer